UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported): March 5, 2018

TransUnion

(Exact name of registrant as specified in its charter)

Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street,

Chicago, Illinois 60661

(312) 985-2000

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 5, 2018, TransUnion (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company, the selling stockholders named therein (the “Selling Stockholders”), and J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC (the “Underwriters”), relating to an underwritten offering of 19,889,564 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (“Common Stock”), pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-213542), filed on September 8, 2016, as supplemented by the prospectus supplement dated March 5, 2018. All of the Shares are being sold by the Selling Stockholders. Pursuant to the Underwriting Agreement, the Underwriters agreed to purchase the Shares at a price of $57.60.

The description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, which is incorporated herein by reference and attached to this report as Exhibit 1.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) In connection with the sale of the Shares by investment funds affiliated with The Goldman Sachs Group, Inc. (collectively, the “GS Investors”), the number of shares of Common Stock owned by the GS Investors fell below both of the ownership thresholds specified in the Amended and Restated Major Stockholders’ Agreement, dated as of June 23, 2015 (the “Shareholders’ Agreement”), among the Company, Advent and the GS Investors. As a result, Sumit Rajpal will, pursuant to the Stockholders’ Agreement, tender his resignation from the Company’s board of directors, which will be effective as of March 8, 2018. Mr. Rajpal’s resignation did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index immediately following the signature page hereto, which is incorporated herein by reference.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of March 5, 2018, among TransUnion, the selling stockholders named therein and the underwriters named therein.

5.1	Opinion of Simpson Thacher & Bartlett LLP

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION

Date: March 8, 2018	By:	/s/ Mick Forde
	Name:	Mick Forde
	Title:	Senior Vice President